                                                                 EXHIBIT 10(ix)

                       BORDEN CAPITAL MANAGEMENT PARTNERS

                               1998 INCENTIVE PLAN

----------------------------- ----------------------------------------------------------------------------------------------------
Participation                 All associates - 80 actives associates and 24 associates in transition during 1998
----------------------------- ----------------------------------------------------------------------------------------------------
Financial Measurement         Earnings before Interest and Taxes plus Depreciation and Amortization (EBITDA)
----------------------------- ----------------------------------------------------------------------------------------------------
Target Award                  Based on recommended target incentives by Band in the BCMP model as follows:
                                       CEO - 90% Partners - 55% to 60%
                                       Principles - 35 to 45% Engagement
                                       Managers - 20 to 35% Consultants - 15 to
                                       20% Analysts - 10%
                                       Administrators / Coordinators - 5 to 10%
                                       Administrative Assistants - 5%
----------------------------- ----------------------------------------------------------------------------------------------------
Target Weight                 100% Financial modified by overall BCMP performance compared to objectives.  Individual awards are determined based on department and individual performance compared to objectives.
----------------------------- ----------------------------------------------------------------------------------------------------
Award Amount                  Award is based on actual achievement of financial performance compared to target:
                                       50% paid for achievement of 80% of EBITDA target
                                       100% at EBITDA target
                                       200% of target paid for achievement of 120% of EBITDA target
----------------------------- ----------------------------------------------------------------------------------------------------
Award Allocation              Determined by matrix
----------------------------- ----------------------------------------------------------------------------------------------------
Banking                       Banking is used for award amounts in excess of 100% of target.
----------------------------- ----------------------------------------------------------------------------------------------------
Award Payment                 Up to Target Award plus 1/3 of bank balance
----------------------------- ----------------------------------------------------------------------------------------------------

                                                                 EXHIBIT 10 (ix)



                              1998 BORDEN CHEMICAL

                      COMPENSATION AND BENEFITS PHILOSOPHY


-------------------------------- --------------------------------------------------------------------------------------------------
Objectives                       Provide industry-competitive compensation and benefits.
                                 Borden Chemical will offer about market total cash and benefits at market.

-----------------------------------------------------------------------------------------------------------------------------------
Compensation Elements/           All employees will have a base salary in accordance with their appropriate salary grade with local
Mix                              sales incentive/bonus and a Management Incentive Plan.
-----------------------------------------------------------------------------------------------------------------------------------
Benefits                         Benefits will be targeted at market. Emphasis will be on improving retirement income and health coverage.
-----------------------------------------------------------------------------------------------------------------------------------
Market Definition                All managerial and professional positions will be measured on survey data garnered from the chemical industry as well as other areas held in high esteem by industry and survey professionals.

                                 All support/clerical and hourly non-bargaining will be measured on local market conditions.

                                 Union employees will be based on contract and local market.
-----------------------------------------------------------------------------------------------------------------------------------

                                       2